united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2020

1-877-413-3228
www.13DActivistFund.com

Distributed by Foreside Financial Services, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.13dactivistfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2020

The six months ending March 31, 2020 was a horrible period for the Fund on an absolute basis despite outperforming our benchmark. The Fund (Class I) was down 22.35% during this period, net of fees and expenses (versus -23.72% for the Russell 25001). The performance of the Fund and markets in general during this period was overwhelmed by the global pandemic COVID-19. Trying to analyze this performance during a worldwide pandemic is like trying to analyze a golf shot in the midst of a hurricane. The results are in no way going to reflect any technical or fundamental factors. Many stocks are trading more on panic selling and liquidity than fundamentals or catalysts. However, sticking with this analogy, if you continue with sound technical and fundamental disciplines, you should do very well when the wind dies down.

It is impossible for anyone to call a bottom in normal sell offs, and one that also depends on the global spread rate of an unprecedented virus is even harder to identify. We have no idea if we have seen the bottom, but we do know for sure that we are approximately 30% off the top (depending on the index), and historically that has been an excellent place for long term investors to enter US equities. When we are over the hump on this crisis, and quarantines and school and restaurant closures start reversing, we will have a healthy economy with a corrected stock market, a historically low Fed funds rate, the largest ever government stimulus package and a president who judges his performance by the stock market months away from re-election. We strongly believe that now is an excellent time to start increasing allocations to US equities and we believe our Fund will excel over the next several years for many reasons.

First, small and mid-cap stocks have been lagging large and mega cap stocks for years and this has continued through the recent sell off. While the S&P5002 was down approximately 30% YTD through March 23, the Russell 2500 was down approximately 40%. Moreover, over the past 1, 3 and 5 years the S&P annualized at -18.51%, 0.40% and 3.33%, versus -32.13%, -7.37% and -2.72% for the Russell 2500. We have felt for a long time that this performance gap would start to revert, and we believe that the market environment created by the pandemic will hasten that reversion. Many small cap companies traded more on lack of liquidity during the recent panic selling than on fundamentals or catalysts, and we believe that in a normalized environment, these companies will present the greatest value. Moreover, market participants are being reminded of some of the risks associated with global supply chains and global customers. In a global slowdown like we are experiencing now, we believe investors will find safety in domestic companies with less global exposure, particularly in a time when other countries do not have the resources to execute a $6 trillion stimulus program like the United States. These companies are predominantly small and mid-cap companies.

Second, with the repercussions from a global pandemic likely to reverberate for years with some industries such as travel and lodging taking many years to fully recover, for the first time in a long time global continued growth is not a certainty. Investors will not be able to buy growth stocks and just watch them grow like they were able to do over the past several years. Spreads between value and growth are trading at their widest point on record. We believe this will be the beginning of the long-awaited rotation from growth to value, and from index funds to active investing. There is no type of investing that is more

[1]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

[2]	The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

active than activist investing. Activists are value investors who identify undervalued companies and create their own catalysts to close the valuation gaps. With activist stocks you do not necessarily have to wait for the market to recognize the value in a company - the activist agenda, if implemented correctly, should close the valuation gap. Moreover, with the markets down significantly from their highs, investors like activists have many more opportunities to take positions at prices they never thought they would see.

Third, it should be easier than ever to implement activist agendas. When markets are down it is harder for poor management to hide, and with many other shareholders underwater in their portfolios, it is easier to get shareholder support for activist campaigns. Additionally, there will likely be fewer stock buybacks in the near future, making it even harder for underperforming management to stave off activists with financial engineering. While stock buybacks is also a tool used by activists as a component of an activist campaign, experienced activists rarely use it as a core component, and good operational, strategic and governance activism should continue to thrive. Investors may not be able to rely on the market beta to generate returns as they have during the lengthy bull market we have just exited. In such an environment, catalysts and activism become much more valuable.

We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

13D000275	PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmark:

				Inception** -
				March 31,	Inception*** -
Annualized Average Returns:	Six Months	One Year	Five Year	2020	March 31, 2020	NAV
13D Activist Fund - Class A	-22.41%	-23.02%	-1.05%	8.04%	N/A	$15.24
13D Activist Fund - Class A w/ load	-26.87%	-27.44%	-2.21%	7.27%	N/A	$16.17
13D Activist Fund - Class C	-22.70%	-23.58%	-1.78%	N/A	5.68%	$14.95
13D Activist Fund - Class C w/ CDSC	-23.45%	-24.32%	-1.78%	N/A	5.68%
13D Activist Fund - Class I	-22.35%	-22.83%	-0.80%	8.32%	N/A	$15.61
Russell 2500 Total Return Index ****	-23.72%	-22.47%	0.49%	7.92%	6.64%	N/A
S&P 500 Total Return Index *****	-12.31%	-6.98%	6.73%	11.50%	10.73%	N/A

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51%, including AFFE of 0.01% for each share class, for Class A, C and I shares, respectively, per the January 28, 2020 Prospectus. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The Russell 2500 Total Return Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings. Investors cannot invest directly in an index or benchmark.

*****	The S&P 500 Total Return Index is an unmanaged composite of approximately 500 large-capitalization companies. The index widely used by professionals as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index or benchmark.

AFFE - Acquired Fund Fees and Expenses

Portfolio Composition as of March 31, 2020

Top 10 Holdings By Industry	% of Net Assets
Commercial Services	9.7%
Chemicals	6.6%
Healthcare - Services	6.6%
Telecommunications	5.9%
Software	5.7%
Computers	5.4%
Internet	5.4%
Machinery - Construction & Mining	5.1%
Retail	5.1%
Miscellaneous Manufacturer	4.9%
Other Industries, Cash & Cash Equivalents	39.6%
100.0%

Holdings are subject to change.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCK - 99.1%
	AEROSPACE & DEFENSE - 3.5%
367,996	Arconic, Inc.	$5,910,016

	AUTO PARTS & EQUIPMENT - 2.2%
71,105	Autoliv, Inc. *	3,271,541
61,768	Veoneer, Inc. *	452,142
		3,723,683
	BIOTECHNOLOGY - 2.0%
292,833	Innoviva, Inc. *	3,443,716

	CHEMICALS - 6.6%
290,148	GCP Applied Technologies, Inc. *	5,164,634
523,400	Olin Corp.	6,108,078
		11,272,712
	COMMERCIAL SERVICES - 9.7%
328,283	Green Dot Corp. *	8,335,105
133,030	Medifast, Inc.	8,314,375
		16,649,480
	COMPUTERS - 5.4%
189,544	Seagate Technology PLC	9,249,747

	DISTRIBUTION/WHOLESALE - 2.5%
204,388	LKQ Corp. *	4,191,998

	DIVERSIFIED FINANCIAL SERVICES - 2.8%
660,960	SLM Corp.	4,752,302

	FOOD - 3.2%
212,933	Hain Celestial Group, Inc. *	5,529,870

	FOOD SERVICE - 3.5%
296,027	Aramark	5,911,659

	HEALTHCARE - SERVICES - 6.6%
128,847	Magellan Health, Inc. *	6,198,829
442,921	MEDNAX, Inc. *	5,155,600
		11,354,429
	HOUSEWARES - 3.8%
486,193	Newell Brands, Inc.	6,456,643

	INTERNET - 5.4%
492,222	NortonLifeLock, Inc.	9,209,474

	LEISURE TIME - 3.3%
560,825	Callaway Golf Co.	5,731,632

	MACHINERY - CONSTRUCTION & MINING - 5.1%
507,473	ABB Ltd. ADR	8,758,984

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	MACHINERY - DIVERSIFIED - 1.7%
580,732	Welbilt, Inc. *	$2,979,155

	MISCELLANEOUS MANUFACTURER - 4.9%
521,926	Trinity Industries, Inc.	8,387,351

	PHARMACEUTICALS - 2.2%
371,937	Ironwood Pharmaceuticals, Inc. *	3,752,844

	PIPELINES - 4.4%
224,260	Cheniere Energy, Inc. *	7,512,710

	REAL ESTATE - 3.6%
122,440	Howard Hughes Corp. *	6,185,669

	RETAIL - 5.1%
164,259	Papa John’s International, Inc.	8,766,503

	SOFTWARE - 5.7%
696,826	Box, Inc. *	9,783,437

	TELECOMMUNICATIONS - 5.9%
1,244,924	Telafonaktiebolagat LM Ericsson ADR	10,071,436

	TOTAL COMMON STOCK (Cost - $213,446,875)	169,585,450

	SHORT-TERM INVESTMENTS - 0.3%
	MONEY MARKET FUND - 0.3%
596,869	First American Government Obligations Fund - Institutional Class, 0.43% ** (Cost - $596,869)	596,869

	TOTAL INVESTMENTS - 99.4% (Cost - $214,043,744)	$170,182,319
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	1,062,661
	NET ASSETS - 100.0%	$171,244,980

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$214,043,744
At value	$170,182,319
Receivable for Fund shares sold	248,563
Receivable for securities sold	751,231
Dividends and interest receivable	851,655
TOTAL ASSETS	172,033,768

LIABILITIES
Payable for Fund shares redeemed	519,719
Investment advisory fees payable	252,060
Distribution (12b-1) fees payable	17,009
TOTAL LIABILITIES	788,788
NET ASSETS	$171,244,980

Net Assets Consist Of:
Paid in capital	$182,696,926
Accumulated losses	(11,451,946)
NET ASSETS	$171,244,980

Net Asset Value Per Share:
Class A Shares:
Net Assets	$20,339,017
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,334,567
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$15.24
Maximum offering price per share (maximum sales charge of 5.75%)	$16.17

Class C Shares:
Net Assets	$11,543,057
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	772,183
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$14.95

Class I Shares:
Net Assets	$139,362,906
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,925,515
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$15.61

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(b)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends (net of $58,923 foreign taxes withheld)	$8,649,703
Interest	95,304
TOTAL INVESTMENT INCOME	8,745,007

EXPENSES
Investment advisory fees	2,220,754
Distribution (12b-1) fees - Class A (Note 5)	51,675
Distribution (12b-1) fees - Class C (Note 5)	88,597
TOTAL EXPENSES	2,361,026
NET INVESTMENT INCOME	6,383,981

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments	30,477,663
Net change in unrealized depreciation of:
Investments	(88,860,827)
Foreign currency translations	(203)
(88,861,030)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(58,383,367)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,999,386)

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment gain (loss)	$6,383,981	$(697,567)
Net realized gain on investments and foreign currency transactions	30,477,663	11,306,701
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(88,861,030)	(30,542,115)
Net decrease in net assets resulting from operations	(51,999,386)	(19,932,981)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(1,567,011)	(2,329,259)
Class C	(675,116)	(1,138,304)
Class I	(9,417,795)	(13,113,507)
Net decrease in net assets from distributions to shareholders	(11,659,922)	(16,581,070)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,005,931	2,572,483
Class C	83,430	496,071
Class I	8,800,177	37,767,255
Reinvestment of distributions to shareholders:
Class A	1,519,949	2,250,116
Class C	663,482	1,108,667
Class I	8,734,127	12,308,083
Payments for shares redeemed:
Class A	(13,602,908)	(12,758,181)
Class C	(3,419,897)	(6,741,671)
Class I	(89,016,922)	(71,288,036)
Net decrease in net assets resulting from shares of beneficial interest	(85,232,631)	(34,285,213)

TOTAL DECREASE IN NET ASSETS	(148,891,939)	(70,799,264)

NET ASSETS
Beginning of Period	320,136,919	390,936,183
End of Period	$171,244,980	$320,136,919

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	49,052	126,928
Class C	4,071	24,947
Class I	411,665	1,834,915
Shares Reinvested:
Class A	71,159	112,731
Class C	31,594	55,993
Class I	399,366	604,226
Shares Redeemed:
Class A	(845,620)	(638,514)
Class C	(186,908)	(341,827)
Class I	(4,365,397)	(3,513,610)
Net decrease in shares of beneficial interest outstanding	(4,431,018)	(1,734,211)

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$20.35		$22.41	$19.98	$16.84	$15.27	$16.70
Activity from investment operations:
Net investment income (loss) (1)	0.46		(0.07)	(0.19)	(0.17)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.80)		(1.02)	2.99	3.31	1.67	(0.41)
Total from investment operations	(4.34)		(1.09)	2.80	3.14	1.57	(0.49)
Paid-in-Capital from redemption fees (1)	—		—	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net realized gains	(0.77)		(0.97)	(0.37)	—	—	(0.94)
Net asset value, end of period	$15.24		$20.35	$22.41	$19.98	$16.84	$15.27
Total return (3)	-22.41	% (5)	-4.78%	14.26%	18.65%	10.28%	-3.18	% (4)
Net assets, end of period (000s)	$20,339		$41,925	$55,099	$50,628	$51,510	$78,753
Ratio of expenses to average net assets	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	4.47	% (6)	(0.37)%	(0.86)%	(0.91)%	(0.63)%	(0.46)%
Portfolio Turnover Rate	64	% (5)	108%	83%	80%	119%	122%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable sales load and redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$20.05		$22.25	$19.99	$16.98	$15.50	$17.07
Activity from investment operations:
Net investment income (loss) (1)	0.39		(0.22)	(0.35)	(0.31)	(0.22)	(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.72)		(1.01)	2.98	3.32	1.70	(0.42)
Total from investment operations	(4.33)		(1.23)	2.63	3.01	1.48	(0.63)
Paid-in-Capital from redemption fees (1)	—		—	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net realized gains	(0.77)		(0.97)	(0.37)	—	—	(0.94)
Net asset value, end of period	$14.95		$20.05	$22.25	$19.99	$16.98	$15.50
Total return (3)	-22.70	% (5)	-5.47%	13.39%	17.73%	9.55%	-3.96	% (4)
Net assets, end of period (000s)	$11,543		$18,515	$26,351	$24,361	$23,807	$29,177
Ratio of expenses to average net assets	2.50	% (6)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	3.82	% (6)	(1.11)%	(1.61)%	(1.66)%	(1.40)%	(1.19)%
Portfolio Turnover Rate	64	% (5)	108%	83%	80%	119%	122%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	(Unaudited)

Net asset value, beginning of period	$20.81		$22.83	$20.30	$17.07	$15.43	$16.83
Activity from investment operations:
Net investment income (loss) (1)	0.46		(0.02)	(0.13)	(0.12)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.89)		(1.03)	3.03	3.35	1.70	(0.43)
Total from investment operations	(4.43)		(1.05)	2.90	3.23	1.64	(0.46)
Paid-in-Capital from redemption fees (1)	—		—	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net realized gains	(0.77)		(0.97)	(0.37)	—	—	(0.94)
Net asset value, end of period	$15.61		$20.81	$22.83	$20.30	$17.07	$15.43
Total return (3)	-22.35	% (5)	-4.50%	14.53%	18.92%	10.63%	-2.97	% (4)
Net assets, end of period (000s)	$139,363		$259,697	$309,486	$224,900	$172,370	$307,175
Ratio of expenses to average net assets	1.50	% (6)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	4.34	% (6)	(0.11)%	(0.60)%	(0.65)%	(0.38)%	(0.18)%
Portfolio Turnover Rate	64	%(5)	108%	83%	80%	119%	122%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” and Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process As noted above, the fair value committee is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2020 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$169,585,450	$—	$—	$169,585,450
Short-Term Investments	596,869	—	—	596,869
Total Investments	$170,182,319	$—	$—	$170,182,319

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2020, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017 through 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $173,853,291 and $250,189,269, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At March 31, 2020, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
13D Activist Fund	$218,118,581	$7,937,781	$(55,874,043)	$(47,936,262)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2020 the Adviser earned advisory fees of $2,220,754.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2020, the Class A and Class C shares incurred distribution fees in the amount of $51,675 and $88,597, respectively.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the six months ended March 31, 2020, the Trustees received fees in the amount of $9,611, with respect to the Fund, paid by the Adviser.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$9,778,894	$—
Long-Term Capital Gain	6,802,176	5,685,795
Return of Capital	—	—
	$16,581,070	$5,685,795

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Long-	Post October Loss and	Unrealized Appreciation/	Total Accumulated
Term Gains	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$11,634,578	$(351,112)	$40,923,896	$52,207,362

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency losses of $669.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $351,112.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended September 30, 2019 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(363,627)	$363,627

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/19	3/31/20	10/1/19 - 3/31/20*	Expense Ratio
Class A	$1,000.00	$775.90	$7.77	1.75%
Class C	$1,000.00	$773.00	$11.08	2.50%
Class I	$1,000.00	$776.50	$6.66	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/19	3/31/20	10/1/19 - 3/31/20*	Expense Ratio
Class A	$1,000.00	$1,016.25	$8.82	1.75%
Class C	$1,000.00	$1,012.50	$12.58	2.50%
Class I	$1,000.00	$1,017.50	$7.57	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

13D Activist Fund (Adviser 13D Management LLC)*

In connection with the regular meeting held on November 13-14, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (“13D Management”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in December 2011 and had approximately $337 million in assets under management. They reviewed the professional backgrounds of the key personnel responsible for advising the Fund, and took into consideration their education and financial industry experience. The Trustees discussed the adviser’s investment process, observing that it was based on analyzing the contents of 13D filings. The Trustees noted that in making investment decisions, the adviser closely considered the track records of shareholder activists and the type of activist strategy employed to assess each activist’s probability of success. They further noted the adviser attempted to mitigate risk through specialized research and diversification across shareholder activists and activist strategies. The Trustees acknowledged that the adviser selected broker-dealers based on several factors including the ability to negotiate competitive commission rates for full service trading. They expressed their appreciation of the adviser’s continued devotion of resources to the compliance and operation of the firm. The Trustees concluded that the adviser provided quality service to the Fund and its shareholders.

Performance. The Trustees noted the Fund’s objective and strategy and acknowledged that the Fund was a three-star Morningstar fund. They observed that since the Fund’s inception in December 2011, the Fund provided a similar rate of return to the Russell 2500 index and outperformed its Morningstar category median and peer group median, respectively. The Trustees observed that the Fund underperformed its Morningstar category, peer group, and benchmark over the one-year period. The Trustees noted the adviser’s explanation for the underperformance was the result of the Fund’s activist strategy, which usually leads the Fund to invest in value rather than growth stocks. The Trustees compared the Fund’s performance to the adviser’s selected peer group, noting the Fund outperformed the adviser’s peer group, in terms of average annual returns, for the since inception period. The Trustees considered the Fund’s Sharpe ratio, acknowledging the Fund’s Sharpe ratio ranked in the 2nd quartile as compared to its Morningstar category for the since inception period. The Trustees reviewed the Fund’s Standard Deviation, remarking that it was in the bottom quartile when compared to the Fund’s Morningstar category for the since inception period. The Trustees further noted that the Fund’s Standard Deviation, when considered with the Fund’s performance, indicated that the adviser is taking calculated risks and providing value to the Fund’s shareholders. The Trustees reasoned that the adviser continued to provide shareholders with solid long-term performance.

Fees and Expenses. The Trustees noted the adviser charged a unitary advisory fee of 1.50% and was responsible for paying the Fund’s ordinary operating expenses, including administrative, fund accounting, and transfer agency fees. The Trustees further noted that after the payment of the Fund’s operating expenses, the adviser received an effective advisory fee of approximately 1.17%. They acknowledged that the total advisory fee of 1.50% was higher than the median advisory fee and net expense ratios of the peer group and Morningstar category. The Trustees considered both the total and net advisory fee, noting that the Fund was a specialty equity fund that offered investors access to

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2020

a strategy that is normally found only in hedge funds. The Trustees concluded that the advisory fee charged by the adviser was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser, and considered the adviser’s analysis of the liquidity, business and regulatory risks associated with managing the Fund. The Trustees acknowledged that the Fund provided investors a unique investment opportunity that required a high level of expertise, labor and resources to execute. They agreed that the adviser’s profits in terms of actual dollars and percentage was noteworthy however, not unreasonable. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the adviser’s advisory services provided to the Fund. They reviewed the adviser’s assertion that the adviser would begin to benefit from economies of scale once the Fund’s assets exceed $1 billion. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time and they agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of 13D Activist Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER

13D Management LLC

152 West 57th Street, 41st Floor

New York, NY 10019

ADMINISTRATOR

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/3/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 6/3/20